UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2007

ALPHATEC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52024	20-2463898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2051 Palomar Airport Road

Carlsbad, CA 92011

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (760) 431-9286

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In another case initiated by DePuy Spine, Inc. (“DePuy Spine”) involving the alleged infringement of U.S. Patent No. 5,207,678 (the “678 Patent”) by a spine company, the United States District Court for the Central District of California issued an order dated December 7, 2007 that granted DePuy Spine’s motion for reconsideration regarding the court’s prior invalidation of five of the seven claims of the 678 Patent. The court has set a deadline of February 1, 2008 for both parties to submit all briefs related to such reconsideration. As previously disclosed, a subsidiary of Alphatec Holdings, Inc., Alphatec Spine, Inc., is the defendant in a suit initiated by DePuy Spine that alleges infringement of the 678 Patent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC.

Dated: December 12, 2007

/s/ Ebun S. Garner, Esq.
Ebun S. Garner, Esq.
General Counsel and Vice President, Compliance